NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2025
Text block [abstract]
NATURE OF OPERATIONS
2.	NATURE OF OPERATIONS
As an exploration and development stage company, the Company does not have revenues and historically has recurring operating losses. As at December 31, 2025, the Company had an accumulated deficit of $691,239, working capital surplus of $517,250 including the convertible debentures, and $1,123,662 of cash and short-term investments. Although the Company will be required to obtain additional funding to continue with the exploration and development of its mineral properties, the Company has sufficient working capital as of December 31, 2025, mainly as a result of an equity financing with gross proceeds of approximately $948.6 million (Note 10) completed in October 2025, to meet its current obligations for at least the next fifteen months.
The business of exploring for minerals and development of projects involves a high degree of risk. NexGen is an exploration and development company and is subject to risks and challenges similar to companies in a comparable stage. These risks include, but are not limited to, development and operational risks inherent in the mining industry; changes in government policies and regulations; the ability to obtain the necessary environmental permits or, alternatively, NexGen’s ability to dispose of its exploration and evaluation assets on an advantageous basis; global economic and uranium price volatility; and the challenges of securing adequate capital, all of which are uncertain.
The underlying value of the exploration and evaluation assets is dependent upon the existence and economic recovery of mineral reserves and is subject to, but not limited to, the risks and challenges identified above. Changes in future conditions could require material write-downs of the carrying value of exploration and evaluation assets.